Exhibit 10.1

EIGHTH AMENDMENT TO FOURTH AMENDED AND RESTATED

COLLATERAL AGENCY AGREEMENT

THIS EIGHTH AMENDMENT to FOURTH AMENDED AND RESTATED COLLATERAL AGENCY AGREEMENT, dated as of February 6, 2026 (this “Amendment”), is among WORLD OMNI LT, a Delaware statutory trust (the “Borrower”), WORLD OMNI LEASE FINANCE LLC, a Delaware limited liability company (“WOLF LLC”), AUTO LEASE FINANCE LLC, a Delaware limited liability company (the “Initial Beneficiary”), AL HOLDING CORP., a Delaware corporation (“ALHC”), as Closed-End Collateral Agent, BANK OF AMERICA, N.A. (the “Deal Agent”), U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association as the Closed-End Administrative Agent (the “Closed-End Administrative Agent”), and the lenders party hereto (the “Required Warehouse Lenders”).

Background

1. The Borrower, the Initial Beneficiary, ALHC, the Deal Agent, U.S. Bank and certain secured parties from time to time have entered into that certain Fourth Amended and Restated Collateral Agency Agreement, dated as of December 15, 2009, as amended by the First Amendment to Fourth Amended and Restated Collateral Agency Agreement, dated as of October 30, 2015, the Second Amendment to Fourth Amended and Restated Collateral Agency Agreement, dated as of October 27, 2017, the Third Amendment to Fourth Amended and Restated Collateral Agency Agreement, dated as of October 26, 2018, the Fourth Amendment to Fourth Amended and Restated Collateral Agency Agreement, dated as of October 25, 2019, the Fifth Amendment to Fourth Amended and Restated Collateral Agency Agreement, dated as of October 22, 2021, the Sixth Amendment to Fourth Amended and Restated Collateral Agency Agreement, dated as of October 21, 2022, and the Seventh Amendment to Amended and Restated Collateral Agency Agreement, dated as of May 5, 2023, each among the Borrower, WOLF LLC, the Initial Beneficiary, ALHC, the Deal Agent, the Closed-End Administrative Agent and certain secured parties (as further amended, supplemented or otherwise modified through the date hereof, the “Agreement”).

2. The parties hereto desire to amend the Agreement in certain respects as set forth herein in accordance with Section 9.2 thereof to amend certain delinquency definitions with respect to servicing of the assets of the Borrower.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

SECTION 1. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

SECTION 2. Amendments to the Agreement. The Agreement is hereby amended as follows:

2.1 Appendix A of the Agreement is hereby amended by deleting the definition of “Defaulted Receivable” in its entirety and replacing it with the following:

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““Defaulted Receivable” has, with respect to any Warehouse Facility, the meaning specified in the related Receivables Financing Agreement.”

SECTION 3. Miscellaneous. The Agreement, as amended hereby, remains in full force and effect. Any reference to the Agreement from and after the date hereof shall be deemed to refer to the Agreement as amended hereby, unless otherwise expressly stated. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to otherwise applicable principles of conflicts of law (other than Section 5-1401 of the New York General Obligations Law). This Amendment may, if agreed by the Deal Agent, be in the form of an Electronic Record and be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Deal Agent of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Deal Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Deal Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Deal Agent has agreed to accept such Electronic Signature, the Deal Agent, the Closed-End Administrative Agent shall be entitled to rely on any such Electronic Signature without further verification and (b) upon the request of the Deal Agent any Electronic Signature shall be promptly followed by a manually executed, original counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

SECTION 4. Effective Date of this Amendment. This Amendment shall become effective on the date that the following conditions are satisfied:

(a) Delivery to the Deal Agent of counterparts of this Amendment (including facsimile copies) duly executed by all of the parties hereto;

(b) an Officer’s Certificate of the Borrower to the Closed-End Administrative Agent to the effect that this Amendment will not materially adversely affect the interests of any Exchange Noteholder; and

(c) a tax opinion to the Closed-End Administrative Agent, as required pursuant to Section 9.5 of the Agreement.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.

WORLD OMNI LT.,
as Borrower

By:	VT INC., as trustee

By:	/s/ Christopher J. Nuxoll
Name: Christopher J. Nuxoll
Its: Vice President

AUTO LEASE FINANCE LLC,
as Initial Beneficiary

By:	/s/ Claude S. Simon
Name: Claude S. Simon
Its: Assistant Treasurer

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AL HOLDING CORP.
as Closed-End Collateral Agent

By:	/s/ Albert J. Fioravanti
Name: Albert J. Fioravanti
Its: President, Assistant Secretary, Treasurer

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BANK OF AMERICA, N.A.,
as Deal Agent, Group Agent and as an Alternate Lender

By:	/s/ Chris Jonas
Name: Chris Jonas
Its: Managing Director

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U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
as Closed-End Administrative Agent

By:	/s/ Christopher J. Nuxoll
Name: Christopher J. Nuxoll
Its: Vice President

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GOTHAM FUNDING CORPORATION, as a Conduit Lender

By:	/s/ Kevin J. Corrigan
Name: Kevin J. Corrigan
Its: Vice President

MUFG BANK, LTD., as a Group Agent

By:	/s/ Brian Chin
Name: Brian Chin
Its: Director

MUFG BANK, LTD., as an Alternate Lender

By:	/s/ Brian Chin
Name: Brian Chin
Its: Director

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TD SECURITIES INC., as a Group Agent

By:	/s/ Andrew Gubasta
Name: Andrew Gubasta
Its: Director

THE TORONTO-DOMINION BANK,
as an Alternate Lender

By:	/s/ Jamie Giles
Name: Jamie Giles
Its: Managing Director

BANNER TRUST,
as a Conduit Lender

By:	/s/ Andrew Gubasta
Name: Andrew Gubasta
Its: Director

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WELLS FARGO BANK, N.A., as a Group Agent and as an Alternate Lender

By:	/s/ Joseph Thompson
Name: Joseph Thompson
Its: Vice President

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ACKNOWLEDGED AND AGREED:

WORLD OMNI LEASE FINANCE LLC

By:	/s/ Claude S. Simon
Name: Claude S. Simon
Its: Assistant Treasurer

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